Exhibit 10.6

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of July 23, 2018 (this “Amendment”), by and among DFC Holdings, LLC, a Delaware limited liability company (“Holdings”), Dole Food Company, Inc., a North Carolina corporation (the “Company”), Solvest, Ltd. (the “Bermuda Borrower” and, together with the Company, the “Borrowers”), the Lenders (as defined below) party hereto and Bank of America, N.A., as Administrative Agent.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of April 6, 2017 (as amended by the First Amendment to Credit Agreement, dated as of April 6, 2018, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among Holdings, the Borrowers, the lending institutions from time to time parties thereto (the “Lenders”) and Bank of America, N.A., as Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement); and

WHEREAS, Holdings and the Borrowers have requested that the Administrative Agent and Lenders party hereto amend certain provisions of the Credit Agreement in certain respects as more fully described herein, and the Administrative Agent and Lenders party hereto (which constitute Required Lenders) have agreed to permit such amendments, all subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.

Amendment. The Credit Agreement is, effective as of the Second Amendment Effective Date, hereby amended to exclude the real properties listed on Schedule II hereto from the definition of “Material Real Property”.

2.	Reaffirmation.

(a)

Each of Holdings and the Borrowers hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby.

(b)

Each of Holdings and the Borrowers, by its signature below, hereby affirms and confirms (i) its obligations under each of the Loan Documents to which it is a party, and (ii) the pledge of and/or grant of a security interest in its assets which are Collateral to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents.

3.

Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

4.	Representations and Warranties. Each of Holdings and the Borrowers hereby represents and warrants on behalf of itself and the other Loan Parties as follows as of the date hereof:

(a)

Each Loan Party is duly authorized to execute, deliver and perform this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or organizational action, and do not (i) violate any provision of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, of the Loan Parties; (ii) contravene any material provision of any applicable law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality; or (iii) result in or require the imposition of any Lien upon any of the material property or assets of the Company or any of its Restricted Subsidiaries, except with respect to contravention, violation or imposition of any Lien referred to in clauses (ii) and (iii) above, that could not reasonably be expected to result in a Material Adverse Effect.

(b)

Each of this Amendment and each other Loan Document, after giving effect to the amendments pursuant to this Amendment, is a legal, valid and binding obligation of each Loan Party party thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(c)

The representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality is true and correct in all respects) on and as of the date hereof, except where any representation and warranty is expressly made as of a specific earlier date, such representation and warranty is true in all material respects as of any such earlier date.

5.

Second Amendment Effective Date Conditions. This Amendment will become effective on the date (the “Second Amendment Effective Date”) on which the conditions set forth on Schedule I hereto are satisfied or waived.

6.

Entire Agreement. This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

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7.	GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

8.

Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

9.

Counterparts. This Amendment may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

10.

WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.

11.

Loan Document. On and after the Second Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Amendment may be amended or waived solely by the parties hereto as set forth in Section 3 above).

12.

Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a novation or waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. From and after the Second Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.

[signature pages to follow]

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DOLE FOOD COMPANY, INC., as Company

By:	/s/ Johan Malmqvist
Name: Johan Malmqvist
Title: Vice President, Chief Financial Officer and Treasurer

By:	/s/ Jared Gale
Name: Jared Gale
Title: Vice President, General Counsel and Corporate Secretary

SOLVEST, LTD., as Bermuda Borrower

By:	/s/ Johan Malmqvist
Name: Johan Malmqvist
Title: Director, Vice President and Treasurer

By:	/s/ Jared Gale
Name: Jared Gale
Title: Director, Vice President and Assistant Secretary

DFC HOLDINGS, LLC, as Holdings

By:	/s/ Gary Wong
Name: Gary Wong
Title: Vice President, Chief Financial Officer and Treasurer

By:	/s/ Ryan Gores
Name: Ryan Gores
Title: Vice President, General Counsel and Secretary

[Dole — Second Amendment]

BANK OF AMERICA, N.A., as the Administrative Agent

By:	/s/ Phuong Nguyen
	Name:	Phuong Nguyen
	Title:	Vice President

[Dole — Second Amendment]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Phuong Nguyen
	Name:	Phuong Nguyen
	Title:	Vice President

[Dole — Second Amendment]

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Frank Fazio
	Name:	Frank Fazio
	Title:	Managing Director

By:	/s/ Stephen R. Lapidus
	Name:	Stephen R. Lapidus
	Title:	Director

[Dole — Second Amendment]

MORGAN STANLEY SENIOR FUNDING INC., as a Lender

By:	/s/ Jonathan Kerner
	Name:	Jonathan Kerner
	Title:	Vice President

[Dole — Second Amendment]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/s/ Gillian Dickson
	Name:	Gillian Dickson
	Title:	Executive Director

By:	/s/ Martin van Hulst
	Name:	Martin van Hulst
	Title:	Vice President

[Dole — Second Amendment]

U.S. Bank National Association, as a Lender

By	: /s/ William Patton
	Name:	William Patton
	Title:	VP

[Dole — Second Amendment]

SCHEDULE I

TO AMENDMENT

Conditions to Second Amendment Effective Date

1. This Amendment shall have been executed and delivered by the Borrowers, Holdings, each Lender party hereto which are necessary to constitute Required Lenders and the Administrative Agent.

2. The Administrative Agent shall have received all amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

3. The representations and warranties of the Loan Parties set forth in Section 4 of the Amendment shall be true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) at the time of and immediately after giving effect to the Amendment, except where any representation and warranty is expressly made as of a specific earlier date, such representation and warranty is true in all material respects as of such earlier date.

4. At the time of and immediately after giving effect to the Amendment, no Default shall have occurred and be continuing.

SCHEDULE II

TO AMENDMENT

Real Properties

Parcel Identification Number	Address	City/State
6-5-05-02	Kamehameha Hwy	Wahiawa, HI

6-6-27-10	66-603 Kaupe Rd	Waialua, HI

6-6-27-08	Kaupe Rd	Waialua, HI

6-7-01-26	67-421 Farrington Hwy	Waialua, HI

6-7-09-71	67-202 Kupahu St	Waialua, HI

6-7-13-07	67-467 Waialua Beach Rd	Waialua, HI